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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 14, 1999
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

                      BAY VIEW SECURITIZATION CORPORATION
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             (Exact name of registrant as specified in its charter)


    Delaware                          333-16233                       93-1225376
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(State or other               (Commission File Number)            (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                    No.)



c/o Bay View Bank, 1840 Gateway Drive, San Mateo, California            94404
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(Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code (650) 312-7396
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                                      N/A
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         (Former name or former address, if changed since last report.)
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Item 5.   Other Events.

Pooling and Servicing Agreement and Federal Tax Opinion
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     The definitive Pooling and Servicing Agreement for the Bay View 1999-LG-1
Auto Trust (the "Trust"), dated as of December 14, 1999, among Bay View Securitization Corporation, as depositor, Bay View Acceptance Corporation, as servicer, and Bankers Trust Company, as trustee, is filed herewith.

     In addition, the Federal tax opinion (and the consent related thereto) dated December 14, 1999 related to the Trust is being filed herewith.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

     Exhibit No.                                Description
     -----------              -----------------------------------------------

        4 Definitive copy of the Pooling and Servicing Agreement dated as of December 14, 1999 for the Bay View 1999-LG-1 Auto Trust.

       99                     Federal tax opinion dated December 14, 1999


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf of Bay View Securitization Corporation by the undersigned hereunto duly authorized.

                                     BAY VIEW 1999-LG-1 AUTO TRUST
                                     BAY VIEW SECURITIZATION CORPORATION
                                     ORIGINATOR OF TRUST



Date: December 17, 1999              By: /s/ Douglas Wallis
                                         -------------------------------
                                         Douglas Wallis
                                         Executive Vice President

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